                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

         SUPPLEMENT DATED JUNE 3, 2010 TO PROSPECTUSES DATED MAY 3, 2010

The information below (the "Supplement") corrects prospectuses dated May 3, 2010 for the following contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York:

VENTURE(R) VARIABLE ANNUITY (prior to November 23, 2009)   VENTURE III(R) VARIABLE ANNUITY
VENTURE VANTAGE(R) VARIABLE ANNUITY                        VENTURE VISION(R) VARIABLE ANNUITY

You should read this Supplement together with the current prospectus for the Contract you purchased (the "Annuity Prospectus") and retain all documents for future reference. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

    CORRECTED SHARE CLASS FOR AMERICAN BLUE CHIP INCOME AND GROWTH PORTFOLIO

For the American Blue Chip Income and Growth Portfolio, please replace the share classes and expenses that appear in the Portfolio operating expenses table in "III. Fee Tables," with the corrected portfolio share classes and expenses that appear below:

AMERICAN BLUE CHIP INCOME AND GROWTH(2)
Series I    0.43%  0.60%  0.06%  0.00%  1.09%  0.00%  1.09%
Series II   0.43%  0.75%  0.06%  0.00%  1.24%  0.00%  1.24%

       FOR VENTURE VANTAGE(R) CONTRACTS ONLY - NO PRINCIPAL RETURNS RIDER

Information regarding the Principal Returns Rider appears in Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits." However, the Principal Returns Rider has never been available for purchase with Venture Vantage(R) contracts. Therefore, all references to the Principal Returns Rider have been removed from Appendix D.

The Supplement corrects the Annuity Prospectuses retroactively to May 3, 2010.

                          SUPPLEMENT DATED JUNE 3, 2010

06/01/10:   333-70728   033-79112
            333-70730   033-46217
            333-70850   333-83558
            333-71072   333-138846
            333-71074   333-61283